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                                                                      Exhibit 23


                         Consent of Independent Auditors


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Brush Wellman Inc. of our report dated January 22, 1997, included in the 1996 Annual Report to Shareholders of Brush Wellman Inc.

Our audit also included the financial statement schedule of Brush Wellman Inc. listed in Item 14(a) 2. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule, referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the following Registration Statements and Post-Effective Amendments of our report dated January 22, 1997, with respect to the consolidated financial statements incorporated herein by reference and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Brush Wellman Inc. for the year ended December 31, 1996:

       Registration Statement Number 33-60709 on Form S-8 dated June 29, 1995;

       Registration Statement Number 33-48866 on Form S-8 dated June 27, 1992;

       Registration Statement Number 33-45323 on Form S-8 dated February 3,
       1992;

       Post-Effective Amendment Number 1 to Registration Statement Number 33-28950 on Form S-8 dated February 3, 1992;

       Registration Statement Number 33-35979 on Form S-8 dated July 20, 1990;

       Registration Statement Number 33-28605 on Form S-8 dated May 5, 1989;

       Registration Statement Number 2-90724 on Form S-8 dated April 27, 1984;

       Post-Effective Amendment Number 3 to Registration Statement Number 2-64080 on Form S-8 dated April 22, 1983.



                                                             ERNST & YOUNG LLP

Cleveland, Ohio
March 25, 1997